UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the

Securities and Exchange Act Of 1934

January 16, 2012

Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-13305	95-3872914
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Morris Corporate Center III 400 Interpace Parkway Parsippany, New Jersey		07054
(Address of principal executive offices)		(Zip Code)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2012, the Board of Directors of Watson Pharmaceuticals, Inc. (the “Company”) approved and adopted an amendment (the “Amendment”) to the Second Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective immediately. Pursuant to the Amendment, the voting requirement for stockholder amendments to the Bylaws in Article VIII, Section 1 of the Bylaws was changed from a vote of no less than two-thirds (2/3) of the stock issued and outstanding and entitled to vote for the election of directors to a vote of at least a majority of the stock having voting power present in person or represented by proxy, provided that a quorum is present or represented at any meeting called for such purpose.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits:

3.1	Amendment to Second Amended and Restated Bylaws of Watson Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2012		WATSON PHARMACEUTICALS, INC.

	By:	/s/ David A. Buchen
David A. Buchen

Executive Vice President – General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Second Amended and Restated Bylaws of Watson Pharmaceuticals, Inc.